Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO SUBORDINATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO SUBORDINATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 16, 2021, by and among KASPIEN INC., a Washington corporation (f/k/a Etailz Inc.) (the “Borrower”), KASPIEN HOLDINGS INC., a New York corporation (f/k/a Trans World Entertainment Corporation) (the “Parent”) and the lenders party hereto (the “Lenders”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as defined below.

RECITALS

WHEREAS, the Parent, the Borrower and the Lenders are parties to that certain Subordinated Loan and Security Agreement, dated as of March 30, 2020 (as amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Loan Agreement”);

WHEREAS, the Parent and the Borrower have requested that the Lenders extend the maturity of the Loan and the Lenders are willing to provide such extension, subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and the Lenders from a continuing relationship under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

1.	Amendment to Loan Agreement. The Loan Agreement is hereby amended to extend the Scheduled Maturity Date from May 22, 2023 to March 31, 2024.

2.
Representations and Warranties.  Each of the Parent and the Borrower hereby represents and warrants that, after giving effect to this Amendment: (i) no Default or Event of Default exists under the Loan Agreement or any other Loan Document, (ii) each of the Parent and the Borrower has the full power and authority to execute, deliver, and perform its respective obligations under, the Loan Agreement and the other Loan Documents, as amended by this Amendment, and (iii) the representations and warranties contained or referred to in Section 8 of the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Amendment (or, to the extent any such representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date).

3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lenders (or waived by the Lenders):

a.	The Lenders shall have received counterparts of this Amendment duly executed by each of the parties hereto.

b.
The Lenders shall have received fully executed copies of amendments to the Senior Secured Credit Agreement reflecting an extension of the maturity of the Senior Credit Facility Obligations to no earlier than February 20, 2024, with such amendments otherwise in form and substance satisfactory to the Lenders.

c.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

4.
Release.  In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Borrower and each Loan Party Obligor hereby releases and forever discharges each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, directly arising out of, connected with or related to the Loan Agreement (as amended hereby) or any other Loan Document, or any act, event or transaction related or attendant thereto, other than Claims arising out of fraud or willful misconduct, arising prior to or on the date hereof, including, but not limited to, any Claims involving the extension of credit under the Loan Agreement or the other Loan Documents, as each may be amended, the Obligations incurred by the Parent, the Borrower or any Loan Party Obligor or any other transactions evidenced by or related to the Loan Agreement or any of the other Loan Documents

5.	Miscellaneous.

a.
This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.  Further, the law of the State of New York shall apply to all disputes or controversies arising out of or connected to or with this Amendment without regard to conflict of law principles. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, unless expressly indicated otherwise, all references to the Loan Agreement in that document, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

b.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the Borrower, the Parent and the Lenders, in accordance with the Loan Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

KASPIEN INC. (f/k/a Etailz Inc.)

By:	/s/ Kunal Chopra
Name:	Kunal Chopra
Title:	Chief Executive Officer

PARENT:

KASPIEN HOLDINGS INC. (f/k/a Trans World Entertainment Corporation)

By:	/s/ Edwin J. Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

LENDERS:

ALIMCO RE LTD.

By:	/s/ Jon Marcus
Name:	Jon Marcus
Title:	Chief Executive Officer

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

RJHDC, LLC

By:	/s/ Anne Higgins
Name:	Anne Higgins
Title:	Manager

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

KICK-START III, LLC

By:	/s/ Tom Simpson
Name:	Tom Simpson
Title:	Managing Member

KICK-START IV, LLC

By:	/s/ Tom Simpson
Name:	Tom Simpson
Title:	Managing Member

[Signature Page to Amendment No. 3 to Loan and Security Agreement]